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EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-30862, 333-47002, 333-47008, 333-48430,
333-75710 and 333-75712) and Form S-3 (No. 333-60350) of Choice One
Communications Inc. of our report dated March 27, 2003 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
Rochester, New York
March 30, 2004